Supplement dated August 12, 2015
to the Prospectus of Ameriprise Certificates
(April 29, 2015) S-6000 AL
For Ameriprise Stock Market Certificate:
Effective for sales of the 3-year term length on or after August 12, 2015, with the first term beginning on or after August 19, 2015, your initial maximum return will be within the range of 7.50% to 8.50%. Therefore, information about maximum return ranges found on page 4 of the Prospectus will be revised to read as follows:
For your first term, the maximum return will be within the range of 1.00% to 2.00% for the 1 year term, 2.75% to 3.75% for the 2 year term and 7.50% to 8.50% for the 3 year term.
The rest of the section remains the same.
S-6000-25 A (8/15)